UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597	47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Vista Way Anoka, Minnesota		55303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2024, in recognition of the contributions of certain executive officers of Vista Outdoor Inc. (the “Company”) to the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 15, 2023, among the Company, Revelyst, Inc., CSG Elevate II Inc., CSG Elevate III Inc. and, solely for purposes of certain provisions, Czechoslovak Group a.s. and that certain Separation Agreement, dated as of October 15, 2023, between the Company and Revelyst Inc. and to incentivize and retain such executive officers as the Company explores alternatives for Revelyst and other strategic alternatives in order to maximize the value for stockholders, the Board of Directors of the Company approved incentive awards in the amount of $500,000 to each of Andrew J. Keegan, Mark R. Kowalski, Jeffrey A. Ehrich and Y. Jung Choi.  The incentive awards are payable 25% upon the grant date, with the remainder payable on completion of a strategic alternative, subject to the executive officer’s continued employment through such date.  If the executive officer is terminated without cause prior to the final payment date, any unpaid amount will become payable within 30 days following such termination.

The foregoing description of the incentive awards does not purport to be complete and is qualified in its entirety by reference to the Form of Transaction Incentive Award Agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Transaction Incentive Award Agreement
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

Date: August 9, 2024	By:	/s/ Jung Choi
		Name:	Jung Choi
		Title:	Co-General Counsel & Secretary